UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 31, 2026

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 31, 2026, Scholar Rock Holding Corporation (the “Company”) issued a press release announcing it resubmitted its biologics license application (“BLA”) to the U.S. Food and Drug Administration (the “FDA”) for apitegromab for the treatment of children and adults with spinal muscular atrophy (“SMA”). A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K. The Company will hold a conference call scheduled for 8:00 am ET on March 31, 2026 to discuss this update.

The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 31, 2026, the Company announced that it resubmitted its BLA to the FDA for apitegromab for the treatment of children and adults with SMA. The Company anticipates FDA acceptance within 30 days and a review period of up to six months from the date of resubmission, with a Prescription Drug User Fee Act (“PDUFA”) action date expected in late September 2026.

Cautionary Notes on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” “seek,” “see,” “will,” “would,” “may,” “target,” and similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding timing of any regulatory submissions and anticipated approvals, the therapeutic potential, clinical benefits and safety of any product candidates, the Company’s ability to address the observations identified in the complete response letter, expectations regarding resubmission and timing of its BLA for apitegromab upon the successful FDA reinspection of Catalent Indiana, expectations regarding commercial launch timing in the U.S. and in Europe, expectations regarding a new fill finish facility and the achievement of important milestones, and the potential of its product candidates and proprietary platform. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to the risks described in the Company’s most recent annual report on Form 10-K for the year ended December 31, 2025. We undertake no obligation to update any forward-looking statements as a result of new information, events or circumstances or other factors arising or coming to our attention after the date hereof. The provision of the information in this report shall not be deemed an admission as to the materiality of any of the information contained herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on March 31, 2026, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: March 31, 2026	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary